EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raj Mehra, Ph.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Seelos Therapeutics, Inc. on Form 10-K for the year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Seelos Therapeutics, Inc.

Date: March 28, 2019	By:	/S/ Raj Mehra, Ph.D.
	Name:	Raj Mehra, Ph.D.
	Title:	Chief Executive Officer, President and Interim Chief Financial Officer